UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 28, 2006 (November 21, 2006)

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

35 Wilbur Street, Lynbrook, NY  11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Dupuytren’s Disease License Agreement

On November 21, 2006, BioSpecifics Technologies Corp. (the “Company”) entered into a license agreement (the “Dupuytren’s License Agreement”) with the Research Foundation of the State University of New York for and on behalf of Stony Brook University (the “Research Foundation”), pursuant to which the Research Foundation granted to the Company and its affiliates an exclusive worldwide license, with the right to sublicense to certain third parties, to know how owned by the Research Foundation related to the development, manufacture, use or sale of (i) the collagenase enzyme obtained by a fermentation and purification process (the “Enzyme”), and (ii) all pharmaceutical products containing the Enzyme or injectable collagenase, in each case to the extent it pertains to the treatment and prevention of Dupuytren’s disease.

In consideration of the license granted under the Dupuytren’s License Agreement, the Company agreed to pay to the Research Foundation certain royalties based on gross sales price, subject to certain netted costs, discounts and expenses, on sales (if any) of pharmaceutical products containing the Enzyme or injectable collagenase for the treatment and prevention of Dupuytren’s disease (each a “Dupuytren’s Licensed Product”).

The Company’s obligation to pay royalties to the Research Foundation with respect to sales by the Company, its affiliates or any sublicensee of any Dupuytren’s Licensed Product in any country (including the U.S.) is conditioned upon receipt of all regulatory approvals and licenses for such Dupuytren’s Licensed Product in that country or, if no regulatory approval is required, the first commercial sale of such Dupuytren’s Licensed Product. The Company’s obligation to pay royalties to the Research Foundation will continue until the later of (i) the expiration of the last valid claim of a patent pertaining to the Dupuytren’s Licensed Product; (ii) the expiration of the regulatory exclusivity period conveyed by the Food and Drug Administration’s Orphan Product Division with respect to the Licensed Product or (iii) June 3, 2016.

Unless terminated earlier in accordance with its termination provisions, the Dupuytren’s License Agreement and licenses granted thereunder will continue in effect until the termination of the Company’s royalty obligations. Thereafter, all licenses granted to the Company under the Dupuytren’s License Agreement will become fully paid-up, irrevocable exclusive licenses.

Frozen Shoulder License Agreement

On November 21, 2006, the Company also entered into a license agreement (the “Frozen Shoulder License Agreement”) with the Research Foundation, pursuant to which the Research Foundation also granted to the Company and its affiliates an exclusive worldwide license, with the right to sublicense to certain third parties, to know how owned by the Research Foundation related to the development, manufacture, use or sale of (i) the Enzyme and (ii) all pharmaceutical products containing the Enzyme or injectable collagenase, in each case to the extent it pertains to the treatment and prevention of Frozen Shoulder. Additionally, the Research Foundation granted to the Company an exclusive license to the patent applications in respect of Frozen Shoulder. The license granted to the Company under the Frozen Shoulder License Agreement is subject to the non-exclusive license (with right to sublicense) granted to the United States government by the Research Foundation in connection with the United States government’s funding of the initial research.

In consideration of the license granted under the Frozen Shoulder License Agreement, the Company agreed to pay to the Research Foundation certain royalties based on gross sales price, subject to certain netted costs, discounts and expenses, on sales (if any) of pharmaceutical products containing the Enzyme or injectable collagenase for the treatment and prevention of Frozen Shoulder (each a “Frozen Shoulder Licensed Product”). In addition, the Company and the Research Foundation will share in any milestone payments and sublicense income received by the Company in respect of the rights licensed under the Frozen Shoulder License Agreement.

The Company’s obligation to pay royalties to the Research Foundation with respect to sales by the Company, its affiliates or any sublicensee of any Frozen Shoulder Licensed Product in any country (including the U.S.) arises only upon the first commercial sale of a Frozen Shoulder Licensed Product. The Company’s obligation to pay royalties to the Research Foundation will continue until, the later of (i) the expiration of the last valid claim of a patent pertaining to a Frozen Shoulder Licensed Product; or (ii) June 3, 2016.

Unless terminated earlier in accordance with its termination provisions, the Frozen Shoulder Agreement and licenses granted thereunder will continue in effect until the termination of the Company’s royalty obligations. Thereafter, all licenses granted to the Company under the Frozen Shoulder Agreement will become fully paid-up, irrevocable exclusive licenses.

In connection with the execution of the Dupuytren’s License Agreement and the Frozen Shoulder License Agreement, certain up-front payments were made by the Company to the Research Foundation and the clinical investigators working on the Dupuytren’s disease and Frozen Shoulder indications for the Enzyme.

The Dupuytren’s License Agreement and the Frozen Shoulder License Agreement are filed as exhibits to this Current Report on Form 8-K, however, portions of the Dupuytren’s Disease License Agreement and the Frozen Shoulder License Agreement have been omitted and filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit
10.1
Dupuytren’s Disease License Agreement, dated November 21, 2006, between BioSpecifics Technologies Corp., and the Research Foundation of the State University of New York for and on behalf of Stony Brook University.

(Portions of the Dupuytren’s Disease License Agreement have been omitted pursuant to a request for confidential treatment.)
10.2
Frozen Shoulder License Agreement, dated November 21, 2006, between BioSpecifics Technologies Corp., and the Research Foundation of the State University of New York for and on behalf of Stony Brook University.

(Portions of the Frozen Shoulder License Agreement have been omitted pursuant to a request for confidential treatment.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2006	BIOSPECIFICS TECHNOLOGIES CORP. —————————————————— (Registrant)
/s/ Thomas L. Wegman Thomas L. Wegman President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1
Dupuytren’s Disease License Agreement, dated November 21, 2006, between BioSpecifics Technologies Corp., and the Research Foundation of the State University of New York for and on behalf of Stony Brook University.

(Portions of the Dupuytren’s Disease License Agreement have been omitted pursuant to a request for confidential treatment.)

10.2
Frozen Shoulder License Agreement, dated November 21, 2006, between BioSpecifics Technologies Corp., and the Research Foundation of the State University of New York for and on behalf of Stony Brook University.

(Portions of the Frozen Shoulder License Agreement have been omitted pursuant to a request for confidential treatment.)